EXHIBIT 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO, OR TO ANY PERSON LOCATED OR RESIDENT IN, ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS DOCUMENT.

September 27, 2023

WestRock Announces Results of Consent Solicitation

Relating to the

$600,000,000 3.750% Senior Notes due 2025 (the “2025 Notes”)

$750,000,000 4.650% Senior Notes due 2026 (the “2026 Notes”)

$500,000,000 3.375% Senior Notes due 2027 (the “2027 Notes”)

$600,000,000 4.000% Senior Notes due 2028 (the “2028 Notes”)

and

$750,000,000 4.900% Senior Notes due 2029 (the “2029 Notes”, and together with the 2025 Notes, the 2026 Notes, the 2027 Notes and the 2028 Notes, the “Notes”)

WestRock Company (“WestRock”) today announced the results of the consent solicitation through which its wholly-owned subsidiary WRKCo Inc. (the “Issuer”) solicited consents (“Consents”) from registered holders (“Holders”) of the Notes (the “Consent Solicitation”) to amend certain terms of the indentures governing the respective Notes (each, an “Indenture” and together, the “Indentures”). Adoption of the proposed amendments with respect to the applicable Indenture for each series of Notes requires the Consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes of such series.

The Consent Solicitation expired at 5:00 P.M., New York time, on September 26, 2023 (the “Expiration Time”). As of the Expiration Time, the Issuer had received Consents from Holders of the majority in aggregate principal amount of the outstanding Notes of each series. As a result, supplemental indentures reflecting the proposed amendments with respect to the applicable Indenture for each series of Notes were executed on September 26, 2023.

In addition, revocation rights with respect to each series of Notes were terminated at 5:00 P.M., New York time, on September 26, 2023 (the “Revocation Deadline”). A Holder who delivered a valid Consent for a series of Notes prior to the Expiration Time and did not validly revoke such Consent prior to the Revocation Deadline, will receive a payment equal to $1.50 per $1,000 aggregate principal amount of the relevant series of Notes with respect to which such Consent was delivered (the “Consent Payment”). Holders who validly delivered their Consents prior to the Expiration Time but who validly revoked their Consents prior to the Revocation Deadline will not receive the Consent Payment unless they validly delivered their Consents again prior to such Expiration Time and did not validly revoke their Consents again prior to the Revocation Deadline. The Consent Payment is expected to be paid on September 28, 2023 by Smurfit Kappa Group plc (“SKG”).

Citigroup Global Markets Inc. acted as solicitation agent and Kroll Issuer Services Limited acted as tabulation agent and information agent for the Consent Solicitation. Requests for documents may be directed to Kroll Issuer Services Limited at +44 20 7704 0880 or by email to smurfit@is.kroll.com. Questions regarding the Consent Solicitation may be directed to Citigroup Global Markets Inc. at +1 (800) 558-3745 or by email to ny.liabilitymanagement@citi.com.

This announcement is for information purposes only and does not constitute an offer to purchase any of the Notes or a solicitation of an offer to sell any of the Notes and shall not be deemed to be an offer to purchase or a solicitation of an offer to sell any securities of the Issuer, or its respective subsidiaries or affiliates.

Inquiries:

Investors:

Robert Quartaro

Senior Vice President, Investor Relations

T: +1 470 328 6979

E: robert.quartaro@westrock.com

Media:

Robby Johnson

Senior Manager, Corporate Communications

T: +1 470 328 6397

E: robby.b.johnson@westrock.com

Information Regarding Forward-Looking Statements

This announcement contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding WestRock’s and SKG’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Forward-looking statements can sometimes be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “potential,” “seeks,” “aims,” “projects,” “predicts,” “is optimistic,” “intends,” “plans,” “estimates,” “targets,” “anticipates,” “continues” or other comparable terms or negatives of these terms or other variations or comparable terminology or by discussions of strategy, plans, objectives, goals, future events or intentions, but not all forward-looking statements include such identifying words.

Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: legal proceedings are instituted against SKG or WestRock; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions, in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, U.S. or U.K. administrations; the ability of SKG or WestRock to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; actions by third parties, including government agencies; the risks and uncertainties discussed in the “Risks and Uncertainties” section in SKG’s reports available on the National Storage Mechanism at https://data.fca.org.uk/#/nsm/nationalstoragemechanism and on its website at https://www.smurfitkappa.com/investors; and the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in WestRock’s reports filed with the Securities and Exchange Commission (the “SEC”). These risks will be more fully discussed in the proxy statement/prospectus, the shareholder circular, the UK listing prospectus and the other relevant materials filed with the SEC and applicable securities regulators in the United Kingdom. The list of factors presented here should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, the actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this announcement. Except as required by law, none of SKG or WestRock assume any obligation to update or revise the information contained herein, which speaks only as of the date hereof.